Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael P. Moran, Chairman, President and Chief Executive Officer of Allion Healthcare, Inc., and James G. Spencer, Chief Financial Officer, Secretary and Treasurer of Allion Healthcare, Inc., hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to our knowledge:

(i) The accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Allion Healthcare, Inc.

 /s/ Michael P. Moran

Michael P. Moran
Chairman of the Board, Chief Executive Officer
and President

 /s/  James G. Spencer

 James G. Spencer
Chief Financial Officer, Secretary and Treasurer

Date: August 15, 2005